Exhibit 99.1

Sonic Automotive, Inc. Reports Third Quarter Results
EchoPark Revenue Up 226% with Volume Up 221%

CHARLOTTE, N.C. – October 25, 2018 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter of 2018.

• Third quarter revenue and gross profit of $2.5 billion and $360.5 million, respectively
• Record third quarter pre-owned retail unit sales of 34,952 units
• Record third quarter F&I gross profit per retail unit of $1,505
• Record third quarter F&I gross of $98.1 million
• EchoPark stores retailed 7,698 units during the quarter, up 221% from the third quarter of 2017
• GAAP continuing operations earnings per diluted share of $0.36 per diluted share in the third quarter of 2018
• Adjusted continuing operations earnings per diluted share of $0.43 per diluted share in the third quarter of 2018

Third Quarter 2018 Results

GAAP Basis

Net income from continuing operations for the third quarter of 2018 was $15.3 million, or $0.36 per diluted share. Comparatively, net income from continuing operations for the third quarter of 2017 was $19.7 million, or $0.45 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the third quarter of 2018 was $18.3 million, or $0.43 per diluted share. The adjustments in the third quarter of 2018 relate to storm damage, executive transition costs and charges related to the disposal of franchises. Adjusted net income from continuing operations for the third quarter of 2017 was $17.4 million, or $0.40 per diluted share. The adjustments in the third quarter of 2017 relate to a gain from the disposal of a franchise and charges related to fixed asset impairments, storm damage and legal matters.

Commentary

David Bruton Smith, the Company’s Chief Executive Officer, noted, “Our EchoPark strategy to grow our pre-owned business continued according to plan in the third quarter of 2018. Revenues grew by nearly $130 million, or 226%, compared to the prior year quarter and we anticipate this upward trajectory to continue into the fourth quarter of 2018 with the opening of two additional EchoPark locations. On October 8, 2018, we opened an EchoPark store in Charlotte, North Carolina, and we expect to open another EchoPark Store in Houston, Texas by the end of 2018. On the franchise side of the business, revenues declined 1.7% on a same store basis primarily due to the strong third quarter comparison in 2017 containing the rebound effects of Hurricane Harvey. Despite this headwind, the franchised dealerships increased total gross profit by 1.1% during the quarter with strong performances in used vehicles and fixed operations. We look forward to a robust selling environment in the fourth quarter.”

Jeff Dyke, the Company’s President, noted, “We continue to work with our manufacturer partners to improve our margins at the store level and to make facility investments that provide the appropriate return for all parties. I am pleased with the progress we are making but believe we have more opportunity for improvement with certain brands. As David mentioned, we are very excited about the performance of EchoPark and our expansion plans.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.06 per share payable in cash for our stockholders of record on December 14, 2018. The dividend will be payable on January 15, 2019.

Third Quarter 2018 Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then the “Earnings Conference Calls” link at the bottom of the page.

Presentation materials for the conference call will be accessible beginning the morning of the conference call on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing the “Webcasts & Presentations” link at the bottom of the page.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 9177697

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 9177697

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements with respect to our EchoPark brand expansion and our performance in the fourth quarter of 2018. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company's other periodic reports and information filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(Dollars and shares in thousands, except per share amounts)
Revenues:
New vehicles	$1,235,094	$1,362,301	$3,654,510	$3,809,302
Used vehicles	745,998	659,724	2,217,616	1,936,088
Wholesale vehicles	48,578	43,098	167,726	130,174
Total vehicles	2,029,670	2,065,123	6,039,852	5,875,564
Parts, service and collision repair	343,118	347,717	1,041,630	1,060,873
Finance, insurance and other, net	98,061	92,861	295,890	262,832
Total revenues	2,470,849	2,505,701	7,377,372	7,199,269
Cost of Sales:
New vehicles	(1,173,453)	(1,296,063)	(3,478,802)	(3,622,264)
Used vehicles	(710,681)	(620,579)	(2,108,219)	(1,816,076)
Wholesale vehicles	(49,877)	(46,390)	(176,806)	(136,555)
Total vehicles	(1,934,011)	(1,963,032)	(5,763,827)	(5,574,895)
Parts, service and collision repair	(176,302)	(180,047)	(538,135)	(550,788)
Total cost of sales	(2,110,313)	(2,143,079)	(6,301,962)	(6,125,683)
Gross profit	360,536	362,622	1,075,410	1,073,586
Selling, general and administrative expenses	(289,022)	(283,974)	(871,410)	(870,139)
Impairment charges	—	(200)	(13,961)	(3,315)
Depreciation and amortization	(23,377)	(22,686)	(71,067)	(65,751)
Operating income (loss)	48,137	55,762	118,972	134,381
Other income (expense):
Interest expense, floor plan	(12,192)	(8,882)	(34,815)	(26,413)
Interest expense, other, net	(13,313)	(13,028)	(40,144)	(39,200)
Other income (expense), net	—	4	107	(14,490)
Total other income (expense)	(25,505)	(21,906)	(74,852)	(80,103)
Income (loss) from continuing operations before taxes	22,632	33,856	44,120	54,278
Provision for income taxes for continuing operations - benefit (expense)	(7,331)	(14,126)	(13,711)	(22,254)
Income (loss) from continuing operations	15,301	19,730	30,409	32,024
Discontinued operations:
Income (loss) from discontinued operations before taxes	(252)	(481)	(797)	(1,650)
Provision for income taxes for discontinued operations - benefit (expense)	69	191	218	657
Income (loss) from discontinued operations	(183)	(290)	(579)	(993)
Net income (loss)	$15,118	$19,440	$29,830	$31,031
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.36	$0.45	$0.71	$0.72
Earnings (loss) per share from discontinued operations	(0.01)	—	(0.01)	(0.02)
Earnings (loss) per common share	$0.35	$0.45	$0.70	$0.70
Weighted average common shares outstanding	42,673	43,496	42,708	44,281
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.36	$0.45	$0.71	$0.72
Earnings (loss) per share from discontinued operations	(0.01)	(0.01)	(0.02)	(0.02)
Earnings (loss) per common share	$0.35	$0.44	$0.69	$0.70
Weighted average common shares outstanding	42,994	43,811	42,964	44,585
Dividends declared per common share	$0.06	$0.05	$0.18	$0.15

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Per Share Data

	Three Months Ended September 30, 2018
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	42,673	$15,301		$(183)		$15,118
Effect of participating securities:
Non-vested restricted stock		(14)		—		(14)
Basic earnings (loss) and shares	42,673	$15,287	$0.36	$(183)	$(0.01)	$15,104	$0.35
Effect of dilutive securities:
Stock compensation plans	321
Diluted earnings (loss) and shares	42,994	$15,287	$0.36	$(183)	$(0.01)	$15,104	$0.35

Adjustments:
Storm damage charges		$1,185		$—		$1,185
Loss on disposal of franchises		346		—		346
Executive transition costs		1,581		—		1,581
Total adjustments before taxes		3,112		—		3,112
Income tax effect of adjustments		(848)		—		(848)
Non-recurring tax items		763		—		763
Effect of adjustments, net of income taxes		$3,027	$0.07	$—	$—	$3,027	$0.07

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (1)		$18,328	$0.43	$(183)	$(0.01)	$18,145	$0.42
(1) Net loss attributable to EchoPark was $0.09 per fully diluted share in the three months ended September 30, 2018.

	Three Months Ended September 30, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	43,496	$19,730		$(290)		$19,440
Effect of participating securities:
Non-vested restricted stock		(18)		—		(18)
Basic earnings (loss) and shares	43,496	$19,712	$0.45	$(290)	$—	$19,422	$0.45
Effect of dilutive securities:
Stock compensation plans	315
Diluted earnings (loss) and shares	43,811	$19,712	$0.45	$(290)	$(0.01)	$19,422	$0.44

Adjustments:
Impairment charges		$198		$—		$198
Legal and storm damage charges		3,930		—		3,930
Gain on disposal of franchises		(8,489)		—		(8,489)
Total adjustments before taxes		(4,361)		—		(4,361)
Income tax effect of adjustments		2,065				$2,065
Effect of adjustments, net of income taxes		$(2,296)	$(0.05)	$—	$—	$(2,296)	$(0.05)

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (2)		$17,434	$0.40	$(290)	$(0.01)	$17,144	$0.39

(2) Net loss attributable to EchoPark was $0.07 per fully diluted share in the three months ended September 30, 2017.

	Nine Months Ended September 30, 2018
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	42,708	$30,409		$(579)		$29,830
Effect of participating securities:
Non-vested restricted stock		(29)		—		(29)
Basic earnings (loss) and shares	42,708	$30,380	$0.71	$(579)	$(0.01)	$29,801	$0.70
Effect of dilutive securities:
Stock compensation plans	256
Diluted earnings (loss) and shares	42,964	$30,380	$0.71	$(579)	$(0.02)	$29,801	$0.69

Adjustments:
Impairment charges		$13,958		$—		$13,958
Legal and storm damage charges		5,749		—		5,749
Lease exit adjustments		2,235		—		2,235
Gain on disposal of franchises		(38,893)		—		(38,893)
Long-term compensation-related charges		32,522		—		32,522
Executive transition costs		1,581		—		1,581
Total adjustments before taxes		17,152		—		17,152
Income tax effect of adjustments		(4,674)		—		(4,674)
Non-recurring tax items		1,313		—		1,313
Effect of adjustments, net of income taxes		$13,791	$0.32	$—	$—	$13,791	$0.32

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (3)		$44,200	$1.03	$(579)	$(0.02)	$43,621	$1.01
(3) Net loss attributable to EchoPark was $0.26 per fully diluted share in the nine months ended September 30, 2018.

	Nine Months Ended September 30, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,281	$32,024		$(993)		$31,031
Effect of participating securities:
Non-vested restricted stock		(28)		—		(28)
Basic earnings (loss) and shares	44,281	$31,996	$0.72	$(993)	$(0.02)	$31,003	$0.70
Effect of dilutive securities:
Stock compensation plans	304
Diluted earnings (loss) and shares	44,585	$31,996	$0.72	$(993)	$(0.02)	$31,003	$0.70

Adjustments:
Impairment charges		$3,313		$—		$3,313
Legal and storm damage charges		10,781		—		10,781
Lease exit adjustments		992		—		992
Loss on debt extinguishment		15,268		—		15,268
Gain on disposal of franchises		(8,489)		—		(8,489)
Total adjustments before taxes		21,865		—		21,865
Income tax effect of adjustments		(8,229)		—		$(8,229)
Effect of adjustments, net of income taxes		$13,636	$0.30	$—	$—	$13,636	$0.30

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (4)		$45,660	$1.02	$(993)	$(0.02)	$44,667	$1.00
(4) Net loss attributable to EchoPark was $0.22 per fully diluted share in the nine months ended September 30, 2017.

Sonic Automotive, Inc.
Results of Operations (Unaudited)

New Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,235,094	$1,362,301	$(127,207)	(9.3)%
Gross profit	$61,641	$66,238	$(4,597)	(6.9)%
Unit sales	31,009	35,489	(4,480)	(12.6)%
Revenue per unit	$39,830	$38,387	$1,443	3.8%
Gross profit per unit	$1,988	$1,866	$122	6.5%
Gross profit as a % of revenue	5.0%	4.9%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$3,654,510	$3,809,302	$(154,792)	(4.1)%
Gross profit	$175,708	$187,038	$(11,330)	(6.1)%
Unit sales	91,386	99,132	(7,746)	(7.8)%
Revenue per unit	$39,990	$38,427	$1,563	4.1%
Gross profit per unit	$1,923	$1,887	$36	1.9%
Gross profit as a % of revenue	4.8%	4.9%	(10)	bps

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,235,103	$1,288,932	$(53,829)	(4.2)%
Gross profit	$61,106	$63,590	$(2,484)	(3.9)%
Unit sales	31,010	33,162	(2,152)	(6.5)%
Revenue per unit	$39,829	$38,868	$961	2.5%
Gross profit per unit	$1,971	$1,918	$53	2.8%
Gross profit as a % of revenue	4.9%	4.9%	—	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$3,588,102	$3,590,192	$(2,090)	(0.1)%
Gross profit	$173,825	$180,889	$(7,064)	(3.9)%
Unit sales	89,414	92,135	(2,721)	(3.0)%
Revenue per unit	$40,129	$38,967	$1,162	3.0%
Gross profit per unit	$1,944	$1,963	$(19)	(1.0)%
Gross profit as a % of revenue	4.8%	5.0%	(20)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$745,998	$659,724	$86,274	13.1%
Gross profit	$35,317	$39,145	$(3,828)	(9.8)%
Unit sales	34,952	30,841	4,111	13.3%
Revenue per unit	$21,343	$21,391	$(48)	(0.2)%
Gross profit per unit	$1,010	$1,269	$(259)	(20.4)%
Gross profit as a % of revenue	4.7%	5.9%	(120)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$2,217,616	$1,936,088	$281,528	14.5%
Gross profit	$109,397	$120,012	$(10,615)	(8.8)%
Unit sales	104,470	91,749	12,721	13.9%
Revenue per unit	$21,227	$21,102	$125	0.6%
Gross profit per unit	$1,047	$1,308	$(261)	(20.0)%
Gross profit as a % of revenue	4.9%	6.2%	(130)	bps

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$653,793	$614,894	$38,899	6.3%
Gross profit	$35,302	$35,270	$32	0.1%
Unit sales	30,527	28,328	2,199	7.8%
Revenue per unit	$21,417	$21,706	$(289)	(1.3)%
Gross profit per unit	$1,156	$1,245	$(89)	(7.1)%
Gross profit as a % of revenue	5.4%	5.7%	(30)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$1,913,815	$1,795,568	$118,247	6.6%
Gross profit	$104,945	$107,503	$(2,558)	(2.4)%
Unit sales	89,311	83,873	5,438	6.5%
Revenue per unit	$21,429	$21,408	$21	0.1%
Gross profit per unit	$1,175	$1,282	$(107)	(8.3)%
Gross profit as a % of revenue	5.5%	6.0%	(50)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$48,578	$43,098	$5,480	12.7%
Gross profit	$(1,299)	$(3,292)	$1,993	60.5%
Unit sales	7,831	7,832	(1)	—%
Revenue per unit	$6,203	$5,503	$700	12.7%
Gross profit per unit	$(166)	$(420)	$254	60.5%
Gross profit as a % of revenue	(2.7)%	(7.6)%	490	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$167,726	$130,174	$37,552	28.8%
Gross profit	$(9,080)	$(6,381)	$(2,699)	(42.3)%
Unit sales	25,953	23,922	2,031	8.5%
Revenue per unit	$6,463	$5,442	$1,021	18.8%
Gross profit per unit	$(350)	$(267)	$(83)	(31.1)%
Gross profit as a % of revenue	(5.4)%	(4.9)%	(50)	bps

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$46,238	$40,254	$5,984	14.9%
Gross profit	$(1,212)	$(2,912)	$1,700	58.4%
Unit sales	7,377	7,180	197	2.7%
Revenue per unit	$6,268	$5,606	$662	11.8%
Gross profit per unit	$(164)	$(406)	$242	59.6%
Gross profit as a % of revenue	(2.6)%	(7.2)%	460	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$155,463	$121,102	$34,361	28.4%
Gross profit	$(9,118)	$(5,539)	$(3,579)	(64.6)%
Unit sales	23,817	21,799	2,018	9.3%
Revenue per unit	$6,527	$5,555	$972	17.5%
Gross profit per unit	$(383)	$(254)	$(129)	(50.8)%
Gross profit as a % of revenue	(5.9)%	(4.6)%	(130)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$139,642	$137,850	$1,792	1.3%
Warranty	66,730	70,575	(3,845)	(5.4)%
Wholesale parts	39,419	40,927	(1,508)	(3.7)%
Internal, sublet and other	97,327	98,365	(1,038)	(1.1)%
Total	$343,118	$347,717	$(4,599)	(1.3)%

Gross profit
Customer pay	$74,994	$74,302	$692	0.9%
Warranty	38,563	38,821	(258)	(0.7)%
Wholesale parts	6,784	6,958	(174)	(2.5)%
Internal, sublet and other	46,475	47,589	(1,114)	(2.3)%
Total	$166,816	$167,670	$(854)	(0.5)%

Gross profit as a % of revenue
Customer pay	53.7%	53.9%	(20)	bps
Warranty	57.8%	55.0%	280	bps
Wholesale parts	17.2%	17.0%	20	bps
Internal, sublet and other	47.8%	48.4%	(60)	bps
Total	48.6%	48.2%	40	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$422,348	$415,179	$7,169	1.7%
Warranty	198,219	213,155	(14,936)	(7.0)%
Wholesale parts	122,763	127,014	(4,251)	(3.3)%
Internal, sublet and other	298,300	305,525	(7,225)	(2.4)%
Total	$1,041,630	$1,060,873	$(19,243)	(1.8)%

Gross profit
Customer pay	$226,443	$222,086	$4,357	2.0%
Warranty	112,335	117,809	(5,474)	(4.6)%
Wholesale parts	20,949	21,839	(890)	(4.1)%
Internal, sublet and other	143,768	148,351	(4,583)	(3.1)%
Total	$503,495	$510,085	$(6,590)	(1.3)%

Gross profit as a % of revenue
Customer pay	53.6%	53.5%	10	bps
Warranty	56.7%	55.3%	140	bps
Wholesale parts	17.1%	17.2%	(10)	bps
Internal, sublet and other	48.2%	48.6%	(40)	bps
Total	48.3%	48.1%	20	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$137,848	$131,453	$6,395	4.9%
Warranty	65,923	67,182	(1,259)	(1.9)%
Wholesale parts	39,419	38,961	458	1.2%
Internal, sublet and other	94,652	92,429	2,223	2.4%
Total	$337,842	$330,025	$7,817	2.4%

Gross profit
Customer pay	$74,047	$70,769	$3,278	4.6%
Warranty	36,605	36,949	(344)	(0.9)%
Wholesale parts	6,782	6,634	148	2.2%
Internal, sublet and other	45,886	44,529	1,357	3.0%
Total	$163,320	$158,881	$4,439	2.8%

Gross profit as a % of revenue
Customer pay	53.7%	53.8%	(10)	bps
Warranty	55.5%	55.0%	50	bps
Wholesale parts	17.2%	17.0%	20	bps
Internal, sublet and other	48.5%	48.2%	30	bps
Total	48.3%	48.1%	20	bps

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$413,920	$393,933	$19,987	5.1%
Warranty	195,477	202,223	(6,746)	(3.3)%
Wholesale parts	120,819	120,731	88	0.1%
Internal, sublet and other	285,025	286,474	(1,449)	(0.5)%
Total	$1,015,241	$1,003,361	$11,880	1.2%

Gross profit
Customer pay	$222,048	$210,369	$11,679	5.6%
Warranty	109,107	111,714	(2,607)	(2.3)%
Wholesale parts	20,654	20,807	(153)	(0.7)%
Internal, sublet and other	138,948	137,930	1,018	0.7%
Total	$490,757	$480,820	$9,937	2.1%

Gross profit as a % of revenue
Customer pay	53.6%	53.4%	20	bps
Warranty	55.8%	55.2%	60	bps
Wholesale parts	17.1%	17.2%	(10)	bps
Internal, sublet and other	48.7%	48.1%	60	bps
Total	48.3%	47.9%	40	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$98,061	$92,861	$5,200	5.6%
Gross profit per retail unit (excludes fleet)	$1,505	$1,408	$97	6.9%

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$295,890	$262,832	$33,058	12.6%
Gross profit per retail unit (excludes fleet)	$1,523	$1,389	$134	9.6%

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$87,697	$85,928	$1,769	2.1%
Gross profit per retail unit (excludes fleet)	$1,444	$1,405	$39	2.8%

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$257,369	$241,018	$16,351	6.8%
Gross profit per retail unit (excludes fleet)	$1,452	$1,381	$71	5.1%

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported:
Compensation	$175,393	$172,691	$(2,702)	(1.6)%
Advertising	14,652	15,846	1,194	7.5%
Rent	14,881	17,711	2,830	16.0%
Other	84,096	77,726	(6,370)	(8.2)%
Total SG&A expenses	$289,022	$283,974	$(5,048)	(1.8)%
Adjustments:
Legal and storm damage charges	$(1,185)	$(3,930)
Executive transition costs	(1,581)	—
Gain (loss) on disposal of franchises	(346)	8,489
Total SG&A adjustments	$(3,112)	$4,559
Adjusted:
Total adjusted SG&A expenses	$285,910	$288,533	$2,623	0.9%
Reported:
SG&A expenses as a % of gross profit:
Compensation	48.6%	47.6%	(100)	bps
Advertising	4.1%	4.4%	30	bps
Rent	4.1%	4.9%	80	bps
Other	23.4%	21.4%	(200)	bps
Total SG&A expenses as a % of gross profit	80.2%	78.3%	(190)	bps
Adjustments:
Legal and storm damage charges	(0.3)%	(1.1)%
Executive transition costs	(0.5)%	—%
Gain (loss) on disposal of franchises	(0.1)%	2.4%
Total effect of adjustments	(0.9)%	1.3%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	79.3%	79.6%	30	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Nine Months Ended September 30,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported:
Compensation	$558,071	$520,420	$(37,651)	(7.2)%
Advertising	46,938	46,448	(490)	(1.1)%
Rent	50,451	55,309	4,858	8.8%
Other	215,950	247,962	32,012	12.9%
Total SG&A expenses	$871,410	$870,139	$(1,271)	(0.1)%
Adjustments:
Legal and storm damage charges	$(5,749)	$(10,781)
Long-term compensation-related charges	(32,522)	—
Executive transition costs	(1,581)	—
Lease exit adjustments	(2,235)	(992)
Gain on disposal of franchises	38,893	8,489
Total SG&A adjustments	$(3,194)	$(3,284)
Adjusted:
Total adjusted SG&A expenses	$868,216	$866,855	$(1,361)	(0.2)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	51.9%	48.5%	(340)	bps
Advertising	4.4%	4.3%	(10)	bps
Rent	4.7%	5.2%	50	bps
Other	20.0%	23.0%	300	bps
Total SG&A expenses as a % of gross profit	81.0%	81.0%	—	bps
Adjustments:
Legal and storm damage charges	(0.5)%	(1.0)%
Long-term compensation-related charges	(3.1)%	—%
Executive transition costs	(0.1)%	—%
Lease exit adjustments	(0.2)%	(0.1)%
Gain on disposal of franchises	3.7%	0.8%
Total effect of adjustments	(0.3)%	(0.3)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	80.7%	80.7%	—	bps

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439